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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                     FOR TENDER OF ANY AND ALL OUTSTANDING
                       SERIES A 9.875% CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                                       OF

                         FIRST WESTERN CAPITAL TRUST I
                    FULLY AND UNCONDITIONALLY GUARANTEED BY

                          FIRST WESTERN BANCORP, INC.

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Trust's Series A 9.875% Capital Securities due February 1, 2027 (the "Series A Capital Securities") are not immediately available, (ii) Series A Capital Securities, the Letter of Transmittal and all other required documents cannot be delivered to The Chase Manhattan Bank (the "Exchange Agent") on or prior to 5:00 P.M. New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Series A Capital Securities" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Series A Capital Securities pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Series A Capital Securities (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M. New York City time, on the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                            THE CHASE MANHATTAN BANK

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
By Registered or Certified Mail            By Hand Only:                 By Overnight Delivery
   The Chase Manhattan Bank          The Chase Manhattan Bank          The Chase Manhattan Bank
   55 Water Street, Room 234         55 Water Street, Room 234         55 Water Street, Room 234
   New York, New York 10041          New York, New York 10041          New York, New York 10041
   Attention: Lewis Padilla                                            Attention: Lewis Padilla
(First Western Capital Trust I,   (First Western Capital Trust I,   (First Western Capital Trust I,
  9.875% Capital Securities)        9.875% Capital Securities)        9.875% Capital Securities)
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                  To Confirm By Telephone or For Information:

                                 (212) 638-0458

                            Facsimile Transmission:
                        (For Eligible Institutions Only)

                                 (212) 638-7375
                                       or
                                 (212) 638-7380

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above does not constitute a valid delivery.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

     The undersigned hereby tenders to First Western Bancorp, Inc., a Pennsylvania corporation (the "Corporation"), and to First Western Capital Trust I, a trust formed under the laws of the State of Delaware (the "Trust"), upon the terms and subject to the conditions set forth in the Prospectus dated
            , 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal and related documents (which, together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate Liquidation Amount of Series A Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Series A Capital Securities."

Aggregate Liquidation Amount Tendered:

$_____________________________________

Certificate No.(s) (if Available):_____________________________________________

_______________________________________________________________________________
               (Total Liquidation Amount Represented by Series A
                       Capital Securities Certificate(s))

$_____________________________________

_______________________________________________________________________________
Name(s) of Registered Holder(s):

If Series A Capital Securities will be tendered by book-entry transfer, provide the following information:

DTC Account Number:_____________________

Date:__________________________________

* Must be in denominations of a Liquidation Amount of $1,000 and any integral multiple thereof, and not less than $100,000 aggregate Liquidation Amount.

===============================================================================
All Authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
===============================================================================

                                PLEASE SIGN HERE

X __________________________________________________________   ________________

X __________________________________________________________   ________________
Signature(s) of Owner(s)or Authorized Signatory                      Date

Area Code and Telephone Number: ____________________

     Must be signed by the holder(s) of the Series A Capital Securities as their name(s) appear(s) on certificates for Series A Capital Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(es)

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Name(s):       ------------------------------------------------------------------------------------

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Capacity:
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Address(es):
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              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Series A Capital Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Series A Capital Securities to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Series A Capital Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.



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                                  Name of Firm


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                                    Address


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                                    Zip Code


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                          Area Code and Telephone No.


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                              Authorized Signature


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                                     Title


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                             (Please Type or Print)


Dated:________________________

NOTE: DO NOT SEND CERTIFICATES FOR SERIES A CAPITAL SECURITIES WITH THIS FORM. CERTIFICATES FOR SERIES A CAPITAL SECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.